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                                                                   EXHIBIT 23.2



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated August 11, 2000 included or incorporated by reference in Delta Air Lines, Inc.'s Annual Report on Form 10-K for the fiscal year ended June 30, 2000 and to all references to our firm included in this Registration Statement.







Atlanta, Georgia
October 25, 2000